UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2008 (July 24, 2008)
WILSON BANK HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-20402	62-1497076
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee	37087
(Address of Principal Executive Offices)	(Zip Code)
(615) 444-2265
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On July 24, 2008, Wilson Bank Holding Company (the “Company”) issued the press release furnished herewith as Exhibit 99.1 announcing the declaration of a $.30 dividend payable on July 31, 2008 to shareholders of record as of July 1, 2008 and the Company’s earnings for the six months ended June 30, 2008.

Item 7.01	Regulation FD Disclosure.
     On July 24, 2008, the Company issued the press release furnished herewith as Exhibit 99.1 announcing the declaration of a $.30 dividend payable on July 31, 2008 to shareholders of record as of July 1, 2008 and the Company’s earnings for the six months ended June 30, 2008.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Wilson Bank Holding Company, dated July 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY
By:	/s/ Randall Clemons
Randall Clemons
Chief Executive Officer

Date: July 29, 2008

EXHIBIT INDEX

99.1	Press Release of Wilson Bank Holding Company, dated July 24, 2008.